                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 10, 2010

DAVIDSON GROWTH PLUS, L.P.

(Exact name of Registrant as specified in its charter)

            Delaware                  0-15675                 52-1462866

 (State or other jurisdiction       (Commission            (I.R.S. Employer

         of incorporation or        File Number)        Identification Number)

           organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Davidson Growth Plus, L.P., a Delaware limited partnership (the “Registrant”), owns a 99% interest in The New Fairways, L.P., a Delaware limited partnership (the “Partnership”).  The Partnership owns The Fairway Apartments (“Fairway”), a 256-unit apartment complex located in Plano, Texas.   As previously disclosed, on October 19, 2009 (the “Effective Date”), the Partnership entered into a Purchase and Sale Contract (the “Purchase Contract”) with a third party, Landbanc Capital, Inc., an Arizona corporation (the “Original Purchaser”), to sell Fairway to the Original Purchaser for a total sales price of $11,750,000.  In accordance with the terms of the Purchase Contract, the Original Purchaser has assigned its interest in the Purchase Contract to an affiliate of the Original Purchaser, Aragon 2009/Fairway LLC, a Texas limited liability company (the “Purchaser”).

As previously disclosed, the Partnership and the Purchaser entered into four amendments between November 20, 2009 and January 28, 2010 to the Purchase and Sale Contract pursuant to which the purchase price was reduced to $11,650,000, the feasibility period was extended from November 20, 2009 to December 18, 2009, the expected closing date was extended from January 29, 2010 to February 12, 2010 and the Purchaser agreed to pay an additional non-refundable deposit of $100,000 to the escrow agent by January 29, 2010.

On February 10, 2010, the Partnership and the Purchaser entered into a Fifth Amendment to Purchase and Sale Contract (the “Fifth Amendment”) pursuant to which the expected closing date was further extended from February 12, 2010 to February 26, 2010.  The parties agreed that the closing date may be further extended without penalty at the option of the Partnership to a date not later than 45 days following the current expected closing date of February 26, 2010, upon at least ten business days prior written notice to the Purchaser.  Under the terms of the Fifth Amendment, the Purchaser agreed to pay an additional deposit of $100,000 to the escrow agent by February 16, 2010.  The additional deposit is non-refundable.

This summary of the terms and conditions of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibit

10 BBB      Fifth Amendment to Purchase and Sale Contract between The New Fairways, L.P., a Delaware limited partnership, and Aragon 2009/Fairway LLC, a Texas limited liability company, dated February 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDSON GROWTH PLUS, L.P.

By:   Davidson Growth Plus G.P. Corporation

Managing General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: February 16, 2010